SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
SEGMENT INFORMATION

10. SEGMENT INFORMATION

The Company operates as a single reportable segment. The Chief Executive Officer, as the chief operating decision maker (“CODM”), reviews consolidated financial information to make operating decisions, allocate resources, and evaluate performance.

Following the strategic transformation and classification of the legacy automotive business as discontinued operations (see Note 5), the Company’s continuing operations consist primarily of digital asset-related activities.

Segment profit or loss is measured as consolidated net income (loss), and segment assets are measured as total consolidated assets. As the Company does not distinguish between different products, services, or geographic areas in its internal reporting, no further segment information is presented.